UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement

☒	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

GLOBALTECH CORPORATION
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CONTROL ID:
GLOBALTECH CORP	REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
DATE:	THURSDAY, DECEMBER 5, 2024
TIME:	9:00 A.M. PACIFIC TIME
LOCATION:	3550 BARRON WAY, SUITE 13A, RENO, NEVADA 89511

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/GLTK AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/GLTK
IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE NOVEMBER 20, 2024.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/GLTK

UNTIL 11:59 PM EASTERN TIME DECEMBER 4, 2024.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	TO ELECT SIX DIRECTORS TO THE COMPANY’S BOARD TO SERVE UNTIL THE COMPANY’S 2025 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED;

2.	RATIFICATION OF THE APPOINTMENT OF SAEED KAMRAN & CO. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024;

3.	APPROVAL OF THE GLOBALTECH CORPORATION 2024 EQUITY INCENTIVE PLAN;

4.

TO APPROVE, RATIFY AND VALIDATE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, $0.0001 PAR VALUE PER SHARE, THAT THE COMPANY MAY ISSUE FROM 10,000,000 TO 500,000,000 (THE “1ST RATIFICATION PROPOSAL”);

5.	TO APPROVE, RATIFY AND VALIDATE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “ELKO BROADBAND INC” TO “GLOBALTECH CORPORATION”;

6.

TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED (AND RESTATED) TO APPROVE A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK, BY A RATIO OF BETWEEN ONE-FOR-TWO TO ONE-FOR-TEN INCLUSIVE, WITH THE EXACT RATIO TO BE SET AT A WHOLE NUMBER TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS OR A DULY AUTHORIZED COMMITTEE THEREOF IN ITS DISCRETION, AT ANY TIME AFTER APPROVAL OF THE AMENDMENT AND PRIOR TO DECEMBER 5, 2025;

7.

ADOPTION AND APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION (THE “RESTATED ARTICLES”), WHICH RESTATED ARTICLES WOULD ALSO INCLUDE THE BELOW AMENDMENTS TO EFFECT MATERIAL CHANGES SET FORTH AS SEPARATE PROPOSALS 8(A) THROUGH 8(F) IF AND TO THE EXTENT ANY SUCH PROPOSAL(S) ARE APPROVED BY THE STOCKHOLDERS (THE “RESTATED ARTICLES PROPOSAL”);

8A.

THE AUTHORIZATION OF 50,000,000 SHARES OF BLANK CHECK PREFERRED STOCK, AND THE AUTHORIZATION FOR THE COMPANY’S BOARD OF DIRECTORS, WITHOUT FURTHER STOCKHOLDER APPROVAL, TO DESIGNATE THE POWERS, RIGHTS AND PREFERENCES OF SUCH PREFERRED STOCK;

8B.

THE AUTHORIZATION OF THE COMPANY TO ISSUE SHARES OF ONE CLASS OR SERIES OF STOCK AS A SHARE DIVIDEND IN RESPECT OF ANOTHER CLASS OR SERIES OF STOCK, NOTWITHSTANDING THE PROVISIONS OF SECTION 78.215(4) OF THE NEVADA REVISED STATUTES (“NRS”);

	8C.	THE LIMITATION OF THE LIABILITY OF THE DIRECTORS AND THE OFFICERS TO THE FULLEST EXTENT PERMITTED BY THE NRS;

8D.

THE CLARIFICATION THAT THE COMPANY, TO THE FULLEST EXTENT PERMITTED BY THE NRS (INCLUDING, WITHOUT LIMITATION, NRS 78.7502, NRS 78.751 AND NRS 78.752) AND OTHER APPLICABLE LAW, AS THE SAME MAY BE AMENDED AND SUPPLEMENTED, MAY INDEMNIFY ANY AND ALL PERSONS WHOM IT SHALL HAVE POWER TO INDEMNIFY UNDER SAID LAW FROM AND AGAINST ANY AND ALL OF THE EXPENSES, LIABILITIES, OR OTHER MATTERS REFERRED TO IN OR COVERED BY SAID LAW AND THE PAYMENT OF EXPENSES IN CONNECTION THEREWITH;

8E.

THE OPTING OUT OF THE PROVISIONS IN NRS 78.411 TO 78.444, INCLUSIVE DEALING WITH COMBINATIONS WITH INTERESTED STOCKHOLDERS, TO THE EXTENT, IF EVER, THAT THE COMPANY BECOMES A “RESIDENT DOMESTIC CORPORATION”, AS THAT TERM IS DEFINED IN NRS 78.427;

	8F.	THE OPTING OUT OF NRS 78.378 TO NRS 78.3793, THE NEVADA CONTROL SHARE ACT;

9.	TO APPROVE AN ADJOURNMENT OR POSTPONEMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE 1ST RATIFICATION PROPOSAL; AND

10.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJUSTMENT THEREOF.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 8, 2024  AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.0001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

GlobalTech Corp SHAREHOLDER SERVICES 1 Glenwood Ave Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT